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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                October 10, 1996

                Date of Report (Date of earliest event reported)


                                 PNC BANK CORP.

             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-9718


                PENNSYLVANIA                         25-1435979
       -------------------------------          -------------------
       (State or other jurisdiction of           (I.R.S. Employer
        incorporation or organization)          Identification No.)


                                 ONE PNC PLAZA
                                249 FIFTH AVENUE
                      PITTSBURGH, PENNSYLVANIA 15222-2707

                   (Address of principal executive offices)
                                   (Zip Code)

                                 (412) 762-1553

             (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

          1996 Third Quarter Financial Results

          On October 10, 1996, PNC Bank Corp. ("Corporation") reported results of operations for the three months and nine months ended September 30, 1996. A copy of the earnings press release issued by the Corporation is attached as Exhibit 99 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        PNC BANK CORP.
                                                        (Registrant)


          Date: October 10, 1996              By: /s/ Robert L. Haunschild
                                                 ---------------------------
                                                      Robert L. Haunschild
                                                      Senior Vice President and
                                                      Chief Financial Officer


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                                 EXHIBIT INDEX


99 Earnings press release issued by the Corporation on October 10, 1996, with respect to the results of operations for the three months and nine months ended September 30, 1996, is filed herewith.


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